EXHIBIT 2A

         PLAN OF REORGANIZATION DATED AS OF MARCH 12, 1997
        AMONG REGISTRANT, FIRST NATIONAL COMMUNITY BANK AND
       FIRST NATIONAL COMMUNITY INTERIM BANK -- INCORPORATED
         HEREIN BY REFERENCE AND FILED AS EXHIBIT A TO
              THE PROXY STATEMENT/PROSPECTUS INCLUDED
                   IN THIS REGISTRATION STATEMENT